ACQUISITION OF IN MOTION TECHNOLOGY Business Acquisition - Pro-Forma Information (Details) (In Motion Technology [Member], USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
In Motion Technology [Member]
Business Acquisition [Line Items]
Revenue	$ 550,279	$ 457,152
Loss from operations	(7,507)	(18,233)
Net loss	$ (17,559)	$ 54,875
Basic and diluted loss per share (in dollars)	$ (0.56)	$ 1.78